Earnings /(loss) Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share, Basic and Diluted [Abstract]
Earnings /(loss) Per Share	Earnings/(loss) Per Share
Diluted earnings/(loss) per share is the same as basic earnings/(loss) per share. There are no other potentially dilutive shares. The computation of basic earnings/(loss) per share is presented as follows:

	December 31,
	2018	2019	2020
Net income/(loss)	$27,684	$16,038	$(12,905)
Less preferred dividend attributable to preferred shareholders	11,384	11,498	11,500
Less Mezzanine equity measurement	—	199	908
Net income/(loss) available to common shareholders	16,300	4,341	(25,313)
Weighted average number of shares, basic and diluted	101,604,339	101,686,312	102,617,944
Earnings/(loss) per share in U.S. Dollars, basic and diluted	0.16	0.04	(0.25)